SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 5, 1999

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-27324                                     22-285-9704
 (Commission File Number)               (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.           Other Events

         On December 31, 1998, the term of the collaboration between Synaptic Pharmaceutical Corporation (the "Company") and Eli Lilly and Company ("Lilly"), which was focused on a number of serotonin receptor subtypes and therapeutic applications, expired in accordance with the terms of the Research, Option and License Agreement dated as of January 25, 1991. In connection with the expiration of the term, the Company's obligation to provide research support to Lilly and Lilly's corresponding obligation to provide research funding to the Company terminated.

         On February 4, 1999, the Company agreed to provide Lilly with continuing research support through July 31, 1999, in consideration for Lilly's agreement to provide the Company with research funding through such date.

         This Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include any statements which are not historical facts. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties detailed under the captions "Dependence on Collaborative Partners and Licensees for Development, Regulatory Approvals, Manufacturing, Marketing and Other Resources" and "Future Capital Needs; Uncertainty of Additional Funding" as "Cautionary Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, or detailed from time to time in filings the Company makes with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, it can give no assurance that such expectations will prove to be correct. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 5, 1999
                                            SYNAPTIC PHARMACEUTICAL CORPORATION
                                            (Registrant)

                                            By: /s/ Kathleen P. Mullinix
                                                -------------------------------
                                          Name:  Kathleen P. Mullinix
                                         Title:  Chairman, President
                                                   and Chief Executive Officer




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